UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2013
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including ZIP code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

U.S. Concrete, Inc. (the “Company”), previously reported in a Current Report on Form 8-K that the Company and its subsidiaries (the “Guarantors”) had entered into a purchase agreement on November 19, 2013 (the “Purchase Agreement”) under which it had agreed to sell $200.0 million in aggregate principal amount of 8.500% Senior Secured Notes due 2018 (the “Notes”) to certain initial purchasers named in the Purchase Agreement (collectively, the “Initial Purchasers”). The offering of the Notes closed on November 22, 2013. A description of the material terms of the Purchase Agreement is included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 20, 2013.

The Company used a portion of the net proceeds from the offering of the Notes to repay all of the outstanding borrowings under the Company’s senior secured asset-based revolving credit facility (the “Revolving Facility”) and to redeem all of its outstanding 9.50% Senior Secured Notes due 2015. The Company intends to use the remaining net proceeds from the offering for general corporate purposes.

The Notes are governed by an indenture (the “Indenture”) dated as of November 22, 2013, among the Company, the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee and noteholder collateral agent (the “Notes Collateral Agent”). Pursuant to the Indenture, interest on the Notes accrues at a rate of 8.500% per annum on the principal amount of the Notes from November 22, 2013. Interest is payable on June 1 and December 1 of each year, beginning on June 1, 2014. The Notes mature on December 1, 2018, unless redeemed sooner pursuant to the terms of the Indenture.

The Notes are guaranteed on a senior secured basis by the Company’s existing and future restricted subsidiaries that guarantee obligations under the Revolving Facility or that guarantee certain of the Company’s other indebtedness or certain indebtedness of the Company’s restricted subsidiaries.

The Notes and the guarantees thereof rank equally in right of payment with all of the Company’s and the Guarantors’ existing and future senior indebtedness, including the Company’s obligations under, and the applicable Guarantor’s guarantee of the Company’s obligations under, the Revolving Facility, and senior to any of the Company’s and the Guarantors’ future indebtedness that is expressly subordinated in right of payment to the Notes or such guarantee. The Notes and the guarantees thereof are secured by first-priority liens on certain of the property and assets directly owned by the Company and each of the Guarantors, including material owned real property, fixtures, intellectual property, certain equipment, substantially all of the Company’s and the Guarantors’ other assets not specifically described as ABL Priority Collateral (as defined and described below) and all supporting obligations and related books and records and all proceeds and products of the foregoing, in each case, other than the ABL Priority Collateral and subject to permitted collateral liens and certain exceptions. The Notes and guarantees thereof are also secured by second-priority liens on the Company’s and the Guarantors’ assets securing the Revolving Facility on a first-priority basis, including inventory (including as-extracted collateral), accounts, certain specified mixer trucks, chattel paper, general intangibles, instruments, documents, cash, deposit accounts, securities accounts, commodities accounts, letter of credit rights and all supporting obligations and books and records related to the foregoing and all proceeds and products of the foregoing, in each case, other than Notes Priority Collateral (as defined and described below) and subject to permitted liens and certain exceptions. The Notes and the Revolving Facility are not secured by the capital stock of any of the Company’s subsidiaries. The liens securing the Notes are granted pursuant to a Pledge and Security Agreement and certain real property mortgages and deeds of trust. The Notes and the guarantees thereof are structurally subordinated to all indebtedness and other obligations, including trade payables, of any subsidiaries that are not Guarantors and are effectively senior to the Company’s and the Guarantors’ indebtedness that is unsecured to the extent of the value of the collateral (after satisfaction of any obligations secured by a senior lien on such collateral). The Notes and the guarantees thereof are effectively senior to all of the Company’s and the Guarantors’ obligations under the Revolving Facility to the extent of the value of the Notes Priority Collateral (which collateral secures such Revolving Facility obligations on a second-priority basis), but effectively subordinated to such Revolving Facility obligations to the extent of the value of the ABL Priority Collateral (which collateral secures the Notes on a second-priority basis), subject to a cap.

“Notes Priority Collateral” consists of certain present and after-acquired property and assets directly owned by the Company and each of the Guarantors, including material owned real property, fixtures, intellectual property, certain equipment, substantially all of the Company’s and the guarantors’ other assets not specifically described as ABL Priority Collateral and all supporting obligations and related books and records and all proceeds and products of the foregoing, in each case, other than the ABL Priority Collateral and subject to permitted collateral liens and certain exceptions.

“ABL Priority Collateral” consists of certain of the present and after-acquired assets directly owned by the Company and each of the Guarantors securing the Revolving Facility obligations on a first-priority basis, including inventory (including as-extracted collateral), accounts, certain specified mixer trucks, chattel paper, general intangibles, instruments, documents, cash, deposit accounts, securities accounts, commodities accounts, letter of credit rights and all supporting obligations and related books and records and all proceeds and products of the foregoing, in each case, other than the Notes Priority Collateral and subject to permitted liens and certain exceptions.

On and after December 1, 2015, the Company will be entitled at its option, on one or more occasions, to redeem all or a portion of the Notes, at the redemption prices (expressed in percentages of principal amount on the redemption date), plus accrued interest to the redemption date (subject to the right of holders of the Notes of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on December 1 of the years set forth below:

Period	Redemption Price
2015………………………………………………………….	104.250%
2016………………………………………………………….	102.125%
2017 and thereafter…………………………………………..	100.000%

In addition, the Company may redeem some or all of the Notes at any time prior to December 1, 2015 at the “make-whole” redemption price described in Indenture, together with accrued and unpaid interest, if any, to the date of redemption. In addition, the Company may redeem up to 35% of the Notes until December 1, 2015 with the net cash proceeds of certain equity offerings at a price of 108.5% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of redemption. If the Company experiences certain changes of control (as defined in the Indenture), it must offer to purchase the Notes at 101% of the principal amount of the Notes, plus accrued and unpaid interest. In some cases the Company may be required to offer to purchase Notes with an amount of cash equal to the net cash proceeds of certain asset sales at 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of repurchase.

The Indenture contains certain covenants that, among other things, limit the Company’s ability and the ability of the Company’s restricted subsidiaries to:

•	incur additional debt or issue disqualified stock or preferred stock;

•	pay dividends or make other distributions, repurchase or redeem the Company’s stock or subordinated indebtedness or make certain investments;

•	sell assets and issue capital stock of the Company’s restricted subsidiaries;

•	incur liens;

•	allow to exist certain restrictions on the ability of the Company’s restricted subsidiaries to pay dividends or make other payments to the Company;

•	enter into transactions with affiliates;

•	consolidate, merge or sell all or substantially all of the Company’s assets;

•	engage in certain sale/leaseback transactions; and

•	designate the Company’s subsidiaries as unrestricted subsidiaries.

These covenants are subject to a number of important exceptions, limitations and qualifications described in the Indenture.

In connection with the issuance of the Notes, the Company, the Guarantors and the initial purchasers of the Notes entered into a registration rights agreement, dated November 22, 2013 (the “Registration Rights Agreement”) obligating the Company to file a registration statement with the Securities and Exchange Commission so that noteholders can exchange the Notes for registered notes having substantially the same terms as the Notes and evidencing the same indebtedness as the Notes.

The Company agreed to use commercially reasonable efforts to cause the exchange offer to be completed within 330 days after the issuance of the Notes. The Company also agreed to use commercially reasonable efforts to cause a shelf registration statement for the resale of the Notes to become effective if it cannot effect the exchange offer within the time period required by the Registration Rights Agreement and in certain other circumstances. If the Company fails to satisfy its exchange obligations under the Registration Rights Agreement, it agreed to pay additional interest to the holders of the Notes under certain circumstances.

The Company, the Guarantors, the agent for the lenders under the Revolving Facility (the “Revolving Facility Agent”) and the Notes Collateral Agent entered into the Second Amendment to Intercreditor Agreement, dated November 22, 2013 (the “Second Amendment to Intercreditor Agreement”), which amends the Intercreditor Agreement, dated as of August 31, 2010, as amended (together with the Second Amendment to the Intercreditor Agreement, the "Intercreditor Agreement"). The Intercreditor Agreement governs the terms on which the Revolving Facility Agent and the Notes Collateral Agent are permitted to receive, hold, administer, maintain, enforce and distribute the proceeds of their respective liens upon the collateral. The

Intercreditor Agreement grants (1) to the Revolving Facility Agent, the exclusive right to enforce rights, exercise remedies (including setoff) and make determinations regarding the release or disposition of, or restrictions on, the collateral that secures the obligations under the Revolving Facility on a first-priority basis and (2) to the Notes Collateral Agent, the exclusive right to enforce rights, exercise remedies (including setoff) and make determinations regarding the release or disposition of, or restrictions on, the collateral that secures the Notes on a first-priority basis, in each case, subject to limitations described therein, which limitations include an access right of the Revolving Facility Agent to exercise remedies in respect of certain assets located on real property on which the Notes Collateral Agent has a first-priority lien.

The preceding summary of the Indenture, the Registration Rights Agreement, and the Second Amendment to Intercreditor Agreement is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 4.1, 4.2, and 4.3, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 3.03     Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 above with respect to the Indenture’s limitations on the Company’s payment of dividends, redemption of stock or other distributions to the Company’s stockholders is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On November 22, 2013, the Company issued a press release announcing the closing of the offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit
4.1	Indenture, dated as of November 22, 2013, by and among U.S. Concrete, Inc., the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee and noteholder collateral agent.
4.2	Registration Rights Agreement, dated November 22, 2013, by and among U.S. Concrete, Inc., the guarantors party thereto, J.P. Morgan Securities LLC, as representative of the initial purchasers.
4.3
Second Amendment to Intercreditor Agreement, dated as of November 22, 2013, by and among Bank of America, N.A., as administrative agent for the ABL Secured Parties, U.S. Bank National Association, as trustee and noteholder collateral agent, U.S. Concrete, Inc., and the other Loan Parties party thereto.

99.1	Press Release of U.S. Concrete, Inc. dated November 22, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: November 22, 2013    By:    /s/ William M. Brown
William M. Brown
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
4.1	Indenture, dated as of November 22, 2013, by and among U.S. Concrete, Inc., the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee and noteholder collateral agent.
4.2	Registration Rights Agreement, dated November 22, 2013, by and among U.S. Concrete, Inc., the guarantors party thereto, J.P. Morgan Securities LLC, as representative of the initial purchasers.
4.3
Second Amendment to Intercreditor Agreement, dated as of November 22, 2013, by and among Bank of America, N.A., as administrative agent for the ABL Secured Parties, U.S. Bank National Association, as trustee and noteholder collateral agent, U.S. Concrete, Inc., and the other Loan Parties party thereto.

99.1	Press Release of U.S. Concrete, Inc. dated November 22, 2013.